                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         April 21, 2009

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 21, 2009, Hancock Holding Company
issued a press release announcing earnings up 69 percent for first quarter of 2009.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 21, 2009, headed "Hancock Holding
                             Company first quarter 2009 earnings up 69 percent"
                             and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2009
       -----------------------

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                                   HANCOCK HOLDING COMPANY

For Immediate Release
April 21, 2009

For More Information
Carl J. Chaney, President and Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, Investor Relations
800.522.6542 or 228.563.6559

                                        Hancock Holding Company first quarter 2009 earnings up 69 percent

     GULFPORT,  MS (April 21, 2009) - Hancock  Holding  Company  (NASDAQ:  HBHC) today  announced net income for the quarter ended March 31, 2009.  Hancock's  first quarter 2009 net income was $14.0 million,  an increase of $5.7  million,  or 68.6 percent from the fourth  quarter of 2008's net income of $8.3  million.  Compared to the first quarter of 2008,  net income was down
$6.0  million,  or 30.0  percent.  Diluted earnings per share for the first quarter of 2009 were $0.44,  an increase of $0.18 from the fourth  quarter of 2008, and a decrease of $0.19 from the same quarter a year ago.  Hancock's  return on average assets for the first quarter of 2009 was 0.79 percent compared to 0.48 percent for the fourth quarter of 2008 and to 1.30 percent for the first quarter of 2008.

     The Company's first quarter results continue to be impacted by the ongoing financial crisis and national economic  recession.
The Company was once again proactive in recognizing asset quality issues but at a level that  represents a significant improvement  from the previous  quarter.  Net charge-offs  were down to 0.67 percent of average loans in the first quarter,  or
53 basis points lower than the 1.20 percent charged-off in the previous  quarter.  However,  in an effort to continue a proactive stance in recognizing asset quality issues,  the Company  increased  non-accrual loans $8.4 million between year-end 2008 and
March 31, 2009. The majority of this increase was  concentrated in construction  and land  development  loans and in commercial real estate.  Going forward,  the Company expects to continue this proactive stance toward recognizing asset quality issues.

     Commenting on the Company's  first quarter  earnings,  Hancock  Holding  Company  President and Chief  Executive  Officer
Carl J. Chaney stated,  "Hancock's  first quarter 2009 results  represent a dramatic improvement  over the previous  quarter;
and while we are pleased with the  quarter's  progress,  we will  continue to be proactive in  recognizing  issues but will always hold as our top priority the necessary actions to keep our company safe in these difficult times."

Highlights & Key Operating Items from Hancock's First Quarter Results

Balance Sheet

     Total  assets at March 31, 2009 were $7.1  billion,  down  slightly  from $7.2  billion at December  31,  2008.  Compared to March 31,  2008,  total assets  increased  $0.7  billion,  or 10.5  percent.  The aforementioned  growth in assets was organic as the Company did not record any  acquisitions in the past year.  Hancock also remains very well  capitalized  with total equity of $625.3 million at March 31, 2009, up $47.9 million,  or 8.3 percent,  from March 31, 2008.  Hancock's  tangible  equity ratio at March 31, 2009, was 7.92 percent,  still among the highest in Hancock's peer group and without the aid of government assistance.

Loan Growth

      For the quarter ended March 31, 2009,  Hancock's average total loans were $4.3 billion,  which represented an increase of
$646.8 million,  or 17.8 percent,  from the same quarter a year ago and was up 97.9 million,  or 2.3 percent from the fourth quarter of 2008.  Period-end  loans were down $14.8  million,  or 0.35  percent,  from last  quarter.  The majority of the period-end  decrease in loans was in indirect consumer  loans (down $16.8  million,  or 3.8  percent),  with smaller  decreases recorded in mortgage  (down $6.9 million or 1.6 percent) and finance  company  loans (down $5.7 million or 4.9  percent).  These decreases were slightly offset by an increase in direct consumer loans (up $14.2 million or 2.4 percent).

Deposit Growth

     Average  deposits were up $295.5  million,  or 5.3 percent,  from the fourth quarter of 2008. The increase in average deposits was reflected  mostly in public fund deposits (up $286.1 million) with smaller increases reflected in interest-bearing transaction accounts (up $33.7 million) and noninterest bearing transaction  accounts (up $16.2 million).  Period-end deposits for the first quarter were $5.8 billion, up $660.4 million,  or 12.8 percent,  from March 31, 2008, but were down $126.9 million, or 2.1 percent,  from December 31, 2008. The decrease in period-end deposits as compared to December 31, 2008, was primarily in time deposits as the Company had $645.0 million of time deposits mature over the course of the quarter with a net retention rate of 65.0 percent.

Asset Quality

     Net charge-offs for 2009's first quarter were $7.1 million, or 0.67 percent of average loans, down $5.5 million from the
$12.6 million,  or 1.20 percent of average loans,  reported for the fourth quarter of 2008.  Non-performing  assets as a percent of total loans and foreclosed assets was 1.04 percent at March 31, 2009,  compared to 0.83 percent at December 31, 2008.
Non-accrual loans increased $8.4 million while other real estate owned (ORE)  increased  $0.6 million  compared to the prior quarter.  Loans 90 days past due or greater  (accruing) as a percent of period end loans  decreased 6 basis points from
December 31, 2008, to 0.20 percent at March 31, 2009.

     Hancock  recorded a provision for loan losses of $8.3 million in the first quarter  which,  when combined with the quarter's net  charge-offs  of $7.1 million, resulted in a $1.2 million increase in the allowance for loan losses between December 31, 2008, and March 31, 2009.  This increase was necessary to adjust the allowance to the level dictated by the Company's reserving methodologies.  The higher level of the allowance  for loan losses was due to an increase in  nonperforming  loans as a result of the  continued  weakness in the local and national  economies.  The Company's  allowance for loan losses was $62.9 million at March 31,  2009,  compared to $61.7  million  reported at December  31,  2008.  The ratio of the  allowance for loan losses as a percent of  period-end  loans was 1.49 percent at the end of the first quarter, compared to 1.45 percent reported at December 31, 2008.

Net Interest Income

     Net interest  income (te) for the first quarter  increased $3.5 million,  or 6.6 percent,  while the net interest  margin
(te) of 3.50 percent was 30 basis points  narrower than the same quarter a year ago.  Growth in average earning assets was strong compared to the same quarter a year ago with an increase of $901.0  million,  or 16.2 percent, mostly reflected in higher average loans (up $646.8 million,  or 17.8 percent).  With  short-term  interest  rates down  significantly  from the same quarter a year ago, the Company's  loan yield fell 125 basis  points,  pushing the yield on average  earning  assets down 102 basis points.
However, total funding costs over the same quarter a year ago were down 73 basis points.

      Compared to the prior quarter,  the net interest margin (te) narrowed 1 basis point, but the level of net interest income was up $1.4 million,  or 2.5 percent.  The Company benefited from a $223.6 million, or 3.6 percent, increase in average earning assets during the first quarter,  most of which was in loans and short-term  investments.  The yield on average  earning assets was down 34 basis points as the yields on loans and investment securities fell 30 and 14 basis points,  respectively.  The loan yield fell  primarily due to a full  quarter's  impact of the previous  quarter's 175 basis point reduction in short-term interest rates by the Federal  Reserve.  Nearly offsetting the reduction in the Company's  average earning asset yield was a 33 basis point decline in the total cost of funds.  Across the board  reductions were reflected in all  interest-bearing  deposits and liabilities - the most  significant  of which were in time deposits  (cost down 22 basis points due to $645 million of maturing
CDs at 3.64 percent) and public fund deposits  (cost down 69 basis  points).  Going forward,  the Company expects  continued
decreases in funding costs as Hancock  re-prices  maturing CDs ($275 million at 3.06 percent for the second  quarter) and reduce the costs  associated with the Company's public fund deposit portfolio.

Non-interest Income

     Non-interest  income,  excluding  securities  transactions,  for the first quarter was down $1.7 million,  or 5.6 percent, compared to the same quarter a year ago and was down $1.5 million, or 5.0 percent, compared to the previous  quarter.  The primary factors impacting the lower levels of non-interest  income compared to the same quarter a year ago were lower levels of insurance fees (down $0.9 million,  or 20.5 percent),  trust fees (down $0.8 million,  or 20.3 percent),  service charge income (down $0.3 million or 2.7 percent),  and other income (down $0.2 million or 6.5 percent),  partly offset by secondary  mortgage market operations (up $0.4 million or 48.8 percent).  The decrease in non-interest  income  (excluding  securities  transactions) for the first quarter compared to the prior quarter was primarily due to service charge income (down $1.0 million, or 8.4 percent), insurance fees (down $0.7 million or 16.5 percent),  trust fees (down $0.4 million or 11.9 percent) and debit card and merchant fees (down $0.3 million or 10.0 percent), and only partially offset by higher secondary mortgage market operations (up $0.5 million, or 84.1 percent) and other income (up $0.2 million or 7.2 percent).

Operating expense

     Operating expenses for the first quarter were $5.7 million,  or 11.4 percent,  higher compared to the same quarter a year ago, but were only $0.2 million,  or 0.4 percent,  higher than the previous quarter.  The increase from the same quarter a year ago was reflected in higher personnel  expense (up $5.1 million or 20.1 percent),  occupancy expense (up $0.5 million or 9.9 percent),  and other operating  expenses (up $0.5 million or 3.0 percent).  These  increases were partially  offset by lower levels of equipment  expense (down $0.4 million or 12.9  percent).  The increase in operating expense from last quarter was due to personnel expense (up $2.3 million or 8.2 percent) offset by lower other operating expense (down $2.1 million or 10.9 percent.)

Other

     Hancock Holding Company - parent company of Hancock Bank Mississippi,  Hancock Bank of Louisiana,  Hancock Bank of Florida,
and Hancock Bank of Alabama - has assets of approximately $7.10 billion.  Founded in 1899, Hancock Bank consistently ranks as one of the country's  strongest,  safest financial  institutions  according to BauerFinancial  Services,  Inc., and was named among
America's Top 10 Best Banks by Bank Director magazine.  Additional corporate information and e-banking are available at
www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES  LITIGATION REFORM ACT OF 1995:  Congress passed the Private Securities
Litigation Act of 1995 in an effort to encourage  corporations to provide information about companies'  anticipated  future financial  performance.  This act provides a safe harbor for such disclosure,  which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management's current views and estimates of future economic circumstances, industry conditions, company performance, and financial  results.  These  forward-looking  statements are subject to a number of factors and uncertainties  which could cause the Company's actual results and experience to differ from the anticipated  results and expectations expressed in such forward-
looking statements.

Hancock Holding Company
Financial Highlights
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                                                    Three Months Ended
                                                                     -----------------------------------------------
                                                                       3/31/2009         12/31/2009      3/31/2008
                                                                     --------------     ------------    ------------
Per Common Share Data

Earnings per share:
    Basic                                                                   $0.44             $0.26          $0.64
    Diluted                                                                 $0.44             $0.26          $0.63
Cash dividends per share                                                    $0.24             $0.24          $0.24
Book value per share (period-end)                                          $19.66            $19.18         $18.41
Tangible book value per share (period-end)                                 $17.51            $17.02         $16.17
Weighted average number of shares:
    Basic                                                                  31,805            31,757         31,346
    Diluted                                                                31,937            32,059         31,790
Period-end number of shares                                                31,813            31,770         31,372
Market data:
    High closing price                                                     $45.56            $56.45         $44.29
    Low closing price                                                      $22.51            $34.20         $33.45
    Period end closing price                                               $31.28            $45.46         $42.02
    Trading volume                                                         18,026            18,544         17,204

Other Period-end Data

FTE headcount                                                               1,938             1,952          1,877
Tangible common equity                                                    557,013          $540,859       $507,287
Tier I capital                                                            558,502          $550,216       $512,248
Goodwill                                                                  $62,277           $62,277        $62,277
Amortizable intangibles                                                    $5,705            $6,059         $7,388
Common shares repurchased for publicly announced plans                          0                 6              0

Performance Ratios

Return on average assets                                                    0.79%             0.48%          1.30%
Return on average common equity                                             9.12%             5.49%         14.13%
Earning asset yield (TE)                                                    5.26%             5.60%          6.28%
Total cost of funds                                                         1.75%             2.08%          2.48%
Net interest margin (TE)                                                    3.50%             3.51%          3.80%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                            64.93%            64.61%         59.49%
Common equity (period-end) as a percent of total assets (period-end)        8.81%             8.50%          8.99%
Leverage (Tier I) ratio                                                     7.85%             8.06%          8.34%
Tangible common equity ratio                                                7.92%             7.62%          7.98%
Net charge-offs as a percent of average loans                               0.67%             1.20%          0.32%
Allowance for loan losses as a percent of period-end loans                  1.49%             1.45%          1.46%
Allowance for loan losses to NPAs + accruing loans 90 days past due       119.72%           133.16%        265.81%
Loan/deposit ratio                                                         72.51%            74.58%         72.10%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                                     34.00%            35.73%         36.78%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                                          Three Months Ended
                                                                    -----------------------------------------------------------
                                                                            3/31/2009          12/31/2008           3/31/2008
                                                                    ------------------ -------------------- -------------------
Asset Quality Information

Non-accrual loans                                                             $38,327              $29,976             $12,983
Foreclosed assets                                                               5,946                5,360               3,619
                                                                    ------------------ -------------------- -------------------
Total non-performing assets                                                   $44,273              $35,336             $16,602
                                                                    ------------------ -------------------- -------------------
Non-performing assets as a percent of loans and foreclosed assets               1.04%                0.83%               0.46%
Accruing loans 90 days past due                                                $8,306              $11,019              $3,340
Accruing loans 90 days past due as a percent of loans                           0.20%                0.26%               0.09%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                                1.24%                1.09%               0.55%

Net charge-offs                                                                $7,117              $12,591              $2,933
Net charge-offs as a percent of average loans                                   0.67%                1.20%               0.32%

Allowance for loan losses                                                     $62,950              $61,725             $53,008
Allowance for loan losses as a percent of period-end loans                      1.49%                1.45%               1.46%
Allowance for loan losses to NPAs + accruing loans 90 days past due           119.72%              133.16%             265.81%

Provision for loan losses                                                      $8,342              $17,116              $8,818

Allowance for Loan Losses

Beginning Balance                                                             $61,725              $57,200             $47,123
Provision for loan loss                                                         8,342               17,116               8,818
Charge-offs                                                                     8,277               14,107               4,197
Recoveries                                                                      1,160                1,516               1,264
                                                                    ------------------ -------------------- -------------------
Net charge-offs                                                                 7,117               12,591               2,933
                                                                    ------------------ -------------------- -------------------
Ending Balance                                                                $62,950              $61,725             $53,008
                                                                    ------------------ -------------------- -------------------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                                   $4,536               $8,971                $834
Mortgage loans                                                                    177                  269                   -
Direct consumer loans                                                             599                1,039                 588
Indirect consumer loans                                                           847                1,337                 463
Finance company loans                                                             958                  975               1,048
                                                                    ------------------ -------------------- -------------------
Total net charge-offs                                                          $7,117              $12,591              $2,933
                                                                    ================== ==================== ===================

Average loans:
Commercial/real estate loans                                               $2,688,557           $2,622,357          $2,224,695
Mortgage loans                                                                445,741              432,070             399,374
Direct consumer loans                                                         605,685              575,826             514,441
Indirect consumer loans                                                       430,965              439,780             386,985
Finance Company loans                                                         114,428              117,435             113,113
                                                                    ------------------ -------------------- -------------------
Total average loans                                                        $4,285,376           $4,187,468          $3,638,608

Net charge-offs to average loans:
Commercial/real estate loans                                                    0.68%                1.36%               0.15%
Mortgage loans                                                                  0.16%                0.25%               0.00%
Direct consumer loans                                                           0.40%                0.72%               0.46%
Indirect consumer loans                                                         0.80%                1.21%               0.48%
Finance Company loans                                                           3.40%                3.30%               3.73%
                                                                    ------------------ -------------------- -------------------
Total net charge-offs to average loans                                          0.67%                1.20%               0.32%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                                          Three Months Ended
                                                                     -----------------------------------------------------------
                                                                            3/31/2009           12/31/2008           3/31/2008
                                                                     ------------------ -------------------- -------------------
Income Statement

Interest income                                                                $81,448              $84,801             $84,772
Interest income (TE)                                                            84,392               87,726              87,227
Interest expense                                                                28,002               32,727              34,345
                                                                     ------------------ -------------------- -------------------
Net interest income (TE)                                                        56,390               54,999              52,882
Provision for loan losses                                                        8,342               17,116               8,818
Noninterest income excluding
  securities transactions                                                       29,055               30,578              30,769
Securities transactions gains/(losses)                                               0              (1,174)               5,652
Noninterest expense                                                             55,838               55,637              50,134
                                                                     ------------------ -------------------- -------------------
Income before income taxes                                                      18,321                8,725              27,896
Income tax expense                                                               4,290                  405               7,839
                                                                     ------------------ -------------------- -------------------
Net income                                                                     $14,031               $8,320             $20,057
                                                                     ================== ==================== ===================

Noninterest Income and Noninterest Expense

Service charges on deposit accounts                                            $10,503              $11,467             $10,789
Trust fees                                                                       3,327                3,777               4,176
Debit card & merchant fees                                                       2,568                2,853               2,540
Insurance fees                                                                   3,452                4,136               4,340
Investment & annuity fees                                                        2,861                2,849               2,810
ATM fees                                                                         1,779                1,690               1,691
Secondary mortgage market operations                                             1,158                  629                 778
Other income                                                                     3,407                3,177               3,645
                                                                     ------------------ -------------------- -------------------
Noninterest income excluding
  securities transactions                                                      $29,055              $30,578             $30,769
Securities transactions gains/(losses)                                               0              (1,174)               5,652
                                                                     ------------------ -------------------- -------------------
Total noninterest income including
 securities transactions                                                       $29,055              $29,404             $36,421
                                                                     ================== ==================== ===================

Personnel expense                                                              $30,775              $28,447             $25,631
Occupancy expense (net)                                                          5,055                5,047               4,601
Equipment expense                                                                2,534                2,587               2,909
Other operating expense                                                         17,120               19,213              16,628
Amortization of intangibles                                                        354                  343                 365
                                                                     ------------------ -------------------- -------------------
Total noninterest expense                                                      $55,838              $55,637             $50,134
                                                                     ================== ==================== ===================

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                       ----------------------------------------------------------
                                                                                             Three Months Ended
                                                                       ----------------------------------------------------------
                                                                              3/31/2009           12/31/2008           3/31/2008
                                                                       ----------------- -------------------- -------------------
Period-end Balance Sheet

Commercial/real estate loans                                                 $2,683,684           $2,683,188          $2,240,823
Mortgage loans                                                                  420,798              427,720             393,445
Direct consumer loans                                                           595,470              581,288             506,372
Indirect consumer loans                                                         423,066              439,903             386,614
Finance Company loans                                                           111,651              117,366             111,806
                                                                       ----------------- -------------------- -------------------
Total loans                                                                   4,234,669            4,249,465           3,639,060
Loans held for sale                                                              27,447               22,115              22,752
Securities                                                                    1,715,540            1,681,957           1,757,096
Short-term investments                                                          453,240              549,416             366,809
                                                                       ----------------- -------------------- -------------------
Earning assets                                                                6,430,896            6,502,953           5,785,717
                                                                       ----------------- -------------------- -------------------
Allowance for loan losses                                                      (62,950)             (61,725)            (53,008)
Other assets                                                                    729,538              726,026             692,404
                                                                       ----------------- -------------------- -------------------
Total assets                                                                 $7,097,484           $7,167,254          $6,425,113
                                                                       ================= ==================== ===================

Noninterest bearing deposits                                                   $954,101             $962,886            $881,380
Interest bearing transaction deposits                                         1,513,467            1,443,633           1,431,726
Interest bearing Public Fund deposits                                         1,456,286            1,421,070           1,038,119
Time deposits                                                                 1,880,152            2,103,348           1,792,360
                                                                       ----------------- -------------------- -------------------
Total interest bearing deposits                                               4,849,905            4,968,051           4,262,205
                                                                       ----------------- -------------------- -------------------
Total deposits                                                                5,804,006            5,930,937           5,143,585
Other borrowed funds                                                            562,224              517,257             604,013
Other liabilities                                                               105,911              109,561             100,087
Common shareholders' equity                                                     625,343              609,499             577,428
                                                                       ----------------- -------------------- -------------------
Total liabilities & common equity                                            $7,097,484           $7,167,254          $6,425,113
                                                                       ================= ==================== ===================

Average Balance Sheet

Commercial/real estate loans                                                 $2,688,557           $2,622,357          $2,224,695
Mortgage loans                                                                  445,741              432,070             399,374
Direct consumer loans                                                           605,685              575,826             514,441
Indirect consumer loans                                                         430,965              439,780             386,985
Finance Company loans                                                           114,428              117,435             113,113
                                                                       ----------------- -------------------- -------------------
Total loans                                                                   4,285,376            4,187,468           3,638,608
Securities                                                                    1,651,251            1,645,603           1,734,997
Short-term investments                                                          537,420              417,370             199,484
                                                                       ----------------- -------------------- -------------------
Earning average assets                                                        6,474,047            6,250,441           5,573,089
                                                                       ----------------- -------------------- -------------------
Allowance for loan losses                                                      (62,332)             (58,163)            (47,385)
Other assets                                                                    772,171              698,751             686,425
                                                                       ----------------- -------------------- -------------------
Total assets                                                                 $7,183,886           $6,891,029          $6,212,129
                                                                       ================= ==================== ===================

Noninterest bearing deposits                                                   $913,807             $897,561            $858,706
Interest bearing transaction deposits                                         1,462,801            1,429,054           1,376,712
Interest bearing Public Fund deposits                                         1,499,354            1,213,226             962,170
Time deposits                                                                 2,033,925            2,074,559           1,848,825
                                                                       ----------------- -------------------- -------------------
Total interest bearing deposits                                               4,996,080            4,716,839           4,187,707
                                                                       ----------------- -------------------- -------------------
Total deposits                                                                5,909,887            5,614,400           5,046,413
Other borrowed funds                                                            536,474              579,328             484,542
Other liabilities                                                               113,286               94,804             110,468
Common shareholders' equity                                                     624,239              602,497             570,706
                                                                       ----------------- -------------------- -------------------
Total liabilities & common equity                                            $7,183,886           $6,891,029          $6,212,129
                                                                       ================= ==================== ===================

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                        ----------------------------------------------------------
                                                                                           Three Months Ended
                                                                        ----------------------------------------------------------
                                                                               3/31/2009           12/31/2008           3/31/2008
                                                                        ----------------- -------------------- -------------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                                             66.19%               66.99%              65.29%
Securities                                                                        25.51%               26.33%              31.13%
Short-term investments                                                             8.30%                6.68%               3.58%
                                                                        ----------------- -------------------- -------------------
Earning average assets                                                           100.00%              100.00%             100.00%
                                                                        ================= ==================== ===================

Noninterest bearing deposits                                                      14.11%               14.36%              15.41%
Interest bearing transaction deposits                                             22.59%               22.86%              24.71%
Interest bearing Public Fund deposits                                             23.16%               19.41%              17.26%
Time deposits                                                                     31.42%               33.19%              33.17%
                                                                        ----------------- -------------------- -------------------
Total deposits                                                                    91.28%               89.82%              90.55%
Other borrowed funds                                                               8.29%                9.27%               8.69%
Other net interest-free funding sources                                            0.43%                0.91%               0.76%
                                                                        ----------------- -------------------- -------------------
Total average funding sources                                                    100.00%              100.00%             100.00%
                                                                        ================= ==================== ===================

Loan mix:
Commercial/real estate loans                                                      62.74%               62.63%              61.13%
Mortgage loans                                                                    10.40%               10.32%              10.98%
Direct consumer loans                                                             14.13%               13.75%              14.14%
Indirect consumer loans                                                           10.06%               10.50%              10.64%
Finance Company loans                                                              2.67%                2.80%               3.11%
                                                                        ----------------- -------------------- -------------------
Total loans                                                                      100.00%              100.00%             100.00%
                                                                        ================= ==================== ===================

Average dollars (in thousands):
Loans                                                                         $4,285,376           $4,187,468          $3,638,608
Securities                                                                     1,651,251            1,645,603           1,734,997
Short-term investments                                                           537,420              417,370             199,484
                                                                        ----------------- -------------------- -------------------
Earning average assets                                                        $6,474,047           $6,250,441          $5,573,089

Noninterest bearing deposits                                                    $913,807             $897,561            $858,706
Interest bearing transaction deposits                                          1,462,801            1,429,054           1,376,712
Interest bearing Public Fund deposits                                          1,499,354            1,213,226             962,170
Time deposits                                                                  2,033,925            2,074,559           1,848,825
                                                                        ----------------- -------------------- -------------------
Total deposits                                                                 5,909,887            5,614,400           5,046,413
Other borrowed funds                                                             536,474              579,328             484,542
Other net interest-free funding sources                                           27,686               56,713              42,134
                                                                        ----------------- -------------------- -------------------
Total average funding sources                                                 $6,474,047           $6,250,441          $5,573,089

Loans:
Commercial/real estate loans                                                  $2,688,557           $2,622,357          $2,224,695
Mortgage loans                                                                   445,741              432,070             399,374
Direct consumer loans                                                            605,685              575,826             514,441
Indirect consumer loans                                                          430,965              439,780             386,985
Finance Company loans                                                            114,428              117,435             113,113
                                                                        ----------------- -------------------- -------------------
Total average loans                                                           $4,285,376           $4,187,468          $3,638,608
                                                                        ----------------- -------------------- -------------------

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)
                                                                            Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                                    03/31/09                        12/31/08                     03/31/08
                                       -------------------------------------------------------------------------------------------
                                       Interest     Volume       Rate   Interest     Volume    Rate   Interest     Volume    Rate
                                       ---------  ----------    -----   --------   ----------  -----  --------   ----------  -----

Average Earning Assets
Commercial & real estate loans (TE)     $34,463   $2,688,557    5.18%   $36,652    $2,622,357  5.57%   $36,582   $2,224,695  6.61%
Mortgage loans                            6,455      445,741    5.79%     6,328       432,070  5.86%     5,961      399,374  5.97%
Consumer loans                           20,567    1,151,078    7.26%    21,602     1,133,041  7.58%    21,540    1,014,539  8.54%
Loan fees & late charges                    345            -    0.00%      (40)             -  0.00%       116            -  0.00%
                                       ---------  ----------    -----   --------   ----------  -----  --------   ----------  -----
  Total loans (TE)                      $61,830   $4,285,376    5.84%   $64,542    $4,187,468  6.14%   $64,199    3,638,608  7.09%

US treasury securities                       51       11,314    1.82%        53        11,380  1.84%       117       11,384  4.12%
US agency securities                      2,316      226,002    4.10%     2,882       254,284  4.53%     5,638      477,630  4.72%
CMOs                                      2,308      187,901    4.91%     2,108       167,995  5.02%     1,728      143,691  4.81%
Mortgage backed securities               13,369    1,045,740    5.11%    13,564     1,024,421  5.30%    11,025      856,452  5.15%
Municipals (TE)                           2,285      154,266    5.93%     2,178       149,418  5.83%     2,501      193,787  5.16%
Other securities                            362       26,028    5.56%       411        38,105  4.31%       557       52,053  4.29%
                                       ---------  ----------    -----   --------   ----------  -----  --------   ----------  -----
  Total securities (TE)                  20,691    1,651,251    5.01%    21,196     1,645,603  5.15%    21,566    1,734,997  4.97%

  Total short-term investments            1,871      537,420    1.41%     1,988       417,370  1.90%     1,462      199,484  2.95%

  Average earning assets yield (TE)     $84,392   $6,474,047    5.26%   $87,726    $6,250,441  5.60%   $87,227   $5,573,089  6.28%

Interest-bearing Liabilities
Interest-bearing transaction deposits    $2,086   $1,462,801    0.58%    $3,333    $1,429,054  0.93%    $3,952   $1,376,712  1.15%
Time deposits                            16,706    2,033,925    3.33%    18,534     2,074,559  3.55%    20,455    1,848,825  4.45%
Public Funds                              6,562    1,499,354    1.78%     7,530     1,213,226  2.47%     6,192      962,170  2.59%
                                       ---------  ----------    -----   --------   ----------  -----  --------   ----------  -----
   Total interest bearing deposits      $25,354    4,996,080    2.06%   $29,397     4,716,839  2.48%   $30,599    4,187,707  2.94%

  Total borrowings                        2,648      536,474    2.00%     3,330       579,328  2.29%     3,746      484,542  3.11%

  Total interest bearing liab cost      $28,002   $5,532,554    2.05%   $32,727    $5,296,167  2.46%   $34,345   $4,672,249  2.96%

Noninterest-bearing deposits                         913,807                          897,561                       858,706
Other net interest-free funding sources               27,686                           56,713                        42,134

Total Cost of Funds                     $28,002   $6,474,047    1.75%   $32,727    $6,250,441  2.08%   $34,345   $5,573,089  2.48%

Net Interest Spread (TE)                $56,390                 3.21%   $54,999                3.14%   $52,882               3.33%

Net Interest Margin (TE)                $56,390   $6,474,047    3.50%   $54,999    $6,250,441  3.51%   $52,882   $5,573,089  3.80%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)                                                   2007                                  2008                    2009
                                                --------------------------------  ---------------------------------------  -------
                                                   2Q           3Q         4Q         1Q        2Q        3Q        4Q       1Q
                                                ---------  ----------  ---------  ---------  --------  --------  --------  -------
Per Common Share Data

Earnings per share:
    Basic                                           $0.63      $0.55      $0.53      $0.64     $0.67     $0.51     $0.26     $0.44
    Diluted                                         $0.62      $0.55      $0.53      $0.63     $0.66     $0.50     $0.26     $0.44
Cash dividends per share                            $0.24      $0.24      $0.24      $0.24     $0.24     $0.24     $0.24     $0.24
Book value per share (period-end)                  $17.13     $17.55     $17.71     $18.41    $18.27    $18.95    $19.18    $19.66
Tangible book value per share (period-end)         $14.90     $15.32     $15.45     $16.17    $16.06    $16.77    $17.02    $17.51
Weighted average number of shares:
    Basic                                          32,233     32,005     31,097     31,346    31,382    31,471    31,757    31,805
    Diluted                                        32,749     32,492     31,577     31,790    31,814    31,905    32,059    31,937
Period-end number of shares                        32,094     31,786     31,295     31,372    31,386    31,702    31,770    31,813
Market data:
    High closing price                             $44.37     $43.90     $43.47     $44.29    $45.68    $68.42    $56.45    $45.56
    Low closing price                              $37.50     $32.78     $33.35     $33.45    $38.38    $33.34    $34.20    $22.51
    Period end closing price                       $37.55     $40.08     $38.20     $42.02    $39.29    $51.00    $45.46    $31.28
    Trading volume                                 11,614     10,290     17,662     17,204    14,527    23,562    18,544    18,026

Other Period-end Data

FTE headcount                                       1,944      1,966      1,888      1,877     1,903     1,941     1,952     1,938
Tangible common equity                           $478,085   $486,871   $483,612   $507,287  $503,953  $531,800  $540,859  $557,013
Tier I capital                                   $510,096   $508,554   $497,307   $512,248  $527,479  $546,379  $550,216  $558,502
Goodwill                                          $62,277    $62,277    $62,277    $62,277   $62,277   $62,277   $62,277   $62,277
Amortizable intangibles                            $8,607     $8,195     $7,753     $7,388    $6,762    $6,402    $6,059    $5,705
Common shares repurchased for publicly
  announced plans                                     433        343        552          0         0         0         6         0

Performance Ratios

Return on average assets                            1.42%      1.21%      1.11%      1.30%     1.36%     1.00%     0.48%     0.79%
Return on average common equity                    14.53%     12.58%     11.69%     14.13%    14.51%    10.90%     5.49%     9.12%
Earning asset yield (TE)                            6.76%      6.82%      6.73%      6.28%     6.03%     6.02%     5.60%     5.26%
Total cost of funds                                 2.59%      2.76%      2.69%      2.48%     2.12%     2.03%     2.08%     1.75%
Net interest margin (TE)                            4.17%      4.06%      4.04%      3.80%     3.91%     3.99%     3.51%     3.50%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles and
  securities transactions                          61.51%     65.45%     67.98%     59.49%    60.26%    62.92%    64.61%    64.93%
Common equity (period-end) as
  a percent of total assets (period-end)            9.36%      9.45%      9.15%      8.99%     9.15%     8.91%     8.50%     8.81%
Leverage (Tier I) ratio                             9.01%      8.82%      8.49%      8.34%     8.57%     8.66%     8.06%     7.85%
Tangible common equity ratio                        8.24%      8.34%      8.08%      7.98%     8.13%     7.97%     7.62%     7.92%
Net charge-offs as a
  percent of average loans                          0.18%      0.21%      0.26%      0.32%     0.27%     0.42%     1.20%     0.67%
Allowance for loan losses as
  a percent of period-end loans                     1.35%      1.31%      1.31%      1.46%     1.41%     1.40%     1.45%     1.49%
Allowance for loan losses to
  NPAs + loans 90 days past due                   410.98%    335.22%    241.43%    265.81%   203.06%   189.69%   133.16%   119.72%
Loan/deposit ratio                                 69.62%     70.28%     72.33%     72.10%    74.82%    77.46%    74.58%    72.51%
Noninterest income excluding
  securities transactions as a percent
  of total revenue (TE)                            36.33%     36.83%     37.18%     36.78%    36.52%    34.46%    35.73%    34.00%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)                                             2007                                 2008                         2009
                                         -------------------------------- -------------------------------------------- -----------
                                              2Q         3Q        4Q         1Q         2Q         3Q         4Q           1Q
                                         ----------  ---------  --------- ---------- ---------- ---------- ----------- -----------
Asset Quality Information

Non-accrual loans                            $7,544     $8,500    $13,067    $12,983    $18,106    $21,875     $29,976     $38,327
Foreclosed assets                             1,146      1,374      2,297      3,619      1,693      2,197       5,360       5,946
                                         -------------------------------- -------------------------------------------- -----------
Total non-performing assets                  $8,690     $9,874    $15,364    $16,602    $19,799    $24,072     $35,336     $44,273
Non-performing assets as a percent of
  loan and foreclosed assets                  0.25%      0.28%      0.43%      0.46%      0.52%      0.59%       0.83%       1.04%

Accruing loans 90 days past due              $2,558     $3,819     $4,154     $3,340     $6,449     $6,082     $11,019      $8,306
Accruing loans 90 days past due as
  a percent of loans                          0.07%      0.11%      0.12%      0.09%      0.17%      0.15%       0.26%       0.20%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                           0.33%      0.39%      0.54%      0.55%      0.69%      0.74%       1.09%       1.24%

Net charge-offs                              $1,528     $1,880     $2,368     $2,933     $2,495     $4,164     $12,591      $7,117
Net charge-offs as
  a percent of average loans                  0.18%      0.21%      0.26%      0.32%      0.27%      0.42%       1.20%       0.67%

Allowance for loan losses                   $46,227    $45,901    $47,123    $53,008    $53,300    $57,200     $61,725     $62,950
Allowance for loan losses as a
  percent of period-end loans                 1.35%      1.31%      1.31%      1.46%      1.41%      1.40%       1.45%       1.49%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due           410.98%    335.22%    241.43%    265.81%    203.06%    189.69%     133.16%     119.72%

Provision for loan losses                    $1,238     $1,554     $3,590     $8,818     $2,787     $8,064     $17,116      $8,342

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                  ($63)      ($58)     ($100)       $834       $600     $1,556      $8,971      $4,536
Mortgage loans                                 (22)          -         42          -         61        179         269         177
Direct consumer loans                           617        864        886        588        442        650       1,039         599
Indirect consumer loans                         471        314        518        463        681        867       1,337         847
Finance company loans                           525        760      1,024      1,048        711        912         975         958
                                         -------------------------------- -------------------------------------------- -----------
Total net charge-offs                        $1,528     $1,880     $2,370     $2,933     $2,495     $4,164     $12,591      $7,117
                                         -------------------------------- -------------------------------------------- -----------
Average loans:
Commercial/real estate loans             $2,040,088 $2,106,778 $2,175,648 $2,224,695 $2,272,057 $2,453,154  $2,622,357  $2,688,557
Mortgage loans                              382,642    388,603    393,473    399,374    413,076    427,752     432,070     445,741
Direct consumer loans                       487,267    491,417    505,098    514,441    526,752    546,079     575,826     605,685
Indirect consumer loans                     360,451    373,677    385,093    386,985    386,565    410,110     439,780     430,965
Finance Company loans                       101,092    109,807    114,750    113,113    113,555    116,140     117,435     114,428
                                         -------------------------------- -------------------------------------------- -----------
Total average loans                      $3,371,540 $3,470,282 $3,574,062 $3,638,608 $3,712,005 $3,953,235  $4,187,468  $4,285,376

Net charge-offs to average loans:
Commercial/real estate loans                 -0.01%     -0.01%     -0.02%      0.15%      0.11%      0.25%       1.36%       0.68%
Mortgage loans                               -0.02%      0.00%      0.04%      0.00%      0.06%      0.17%       0.25%       0.16%
Direct consumer loans                         0.51%      0.70%      0.70%      0.46%      0.34%      0.47%       0.72%       0.40%
Indirect consumer loans                       0.52%      0.33%      0.53%      0.48%      0.71%      0.84%       1.21%       0.80%
Finance Company loans                         2.08%      2.74%      3.54%      3.73%      2.52%      3.12%       3.30%       3.40%
                                         -------------------------------- -------------------------------------------- -----------
Total net charge-offs to average loans        0.18%      0.21%      0.26%      0.32%      0.27%      0.42%       1.20%       0.67%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)                                        2007                                 2008                       2009
                                         ----------------------------   ---------------------------------------   --------
                                            2Q      3Q          4Q        1Q        2Q         3Q        4Q         1Q
                                         -------  --------   --------   --------  --------  ---------  --------   --------
Income Statement

Interest income                          $84,895   $87,609    $87,532    $84,772   $81,732    $84,132   $84,801    $81,448
Interest income (TE)                      87,162    89,982     90,015     87,227    84,164     86,774    87,726     84,392
Interest expense                          33,394    36,467     36,067     34,345    29,573     29,357    32,727     28,002
                                         ----------------------------   ---------------------------------------   --------
Net interest income (TE)                  53,768    53,515     53,948     52,882    54,591     57,417    54,999     56,390
Provision for loan losses                  1,238     1,554      3,590      8,818     2,787      8,064    17,116      8,342
Noninterest income excluding
  securities transactions                 30,752    31,198     31,924     30,769    31,412     30,194    30,578     29,055
Securities transactions gains/(losses)        34        34        234      5,652       426       (79)   (1,174)          -
Noninterest expense                       52,374    55,857     58,804     50,134    52,189     55,483    55,637     55,838
                                         ----------------------------   ---------------------------------------   --------
Income before income taxes                28,675    24,963     21,229     27,896    29,021     21,343     8,725     18,321
Income tax expense                         8,352     7,224      4,628      7,839     8,037      5,338       405      4,290
                                         ----------------------------   ---------------------------------------   --------
Net income                               $20,323   $17,739    $16,601    $20,057   $20,984    $16,005    $8,320    $14,031
                                         ============================   =======================================   ========
Preferred dividends                            -         -          -          -         -          -         -          -
                                         ----------------------------   ---------------------------------------   --------
Net income to common                     $19,229   $19,229    $19,229    $19,229   $19,229    $19,229   $19,229    $17,449
                                         ============================   =======================================   ========

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts      $10,472   $11,085    $11,182    $10,789   $10,879    $11,108   $11,467    $10,503
Trust fees                                 4,123     3,892      4,194      4,176     4,575      4,330     3,777      3,327
Debit card & merchant fees                 2,618     2,571      2,646      2,540     2,884      2,805     2,853      2,568
Insurance fees                             5,033     4,270      5,557      4,340     4,259      3,819     4,136      3,452
Investment & annuity fees                  2,017     2,253      2,498      2,810     2,727      2,421     2,849      2,861
ATM fees                                   1,427     1,550      1,626      1,691     1,757      1,718     1,690      1,779
Secondary mortgage market operations       1,116       935        761        778       753        817       629      1,158
Other income                               3,946     4,642      3,460      3,645     3,578      3,176     3,177      3,407
                                         ----------------------------   ---------------------------------------   --------
Noninterest income excluding
  securities transactions                $30,752   $31,198    $31,924    $30,769   $31,412    $30,194   $30,578    $29,055
Securities transactions gains/(losses)        34        34        234      5,652       426       (79)   (1,174)          -
                                         ----------------------------   ---------------------------------------   --------
Total noninterest income including
  securities transactions                $30,786   $31,232    $32,158    $36,421   $31,838    $30,115   $29,404    $29,055
                                         ============================   =======================================   ========

Personnel expense                        $24,838   $28,531    $27,026    $25,631   $27,031    $28,664   $28,447    $30,775
Occupancy expense (net)                    4,469     4,731      6,162      4,601     4,702      5,188     5,047      5,055
Equipment expense                          2,768     2,814      2,610      2,909     2,785      2,711     2,587      2,534
Other operating expense                   19,915    19,369     22,574     16,628    17,307     18,560    19,213     17,120
Amortization of intangibles                  384       412        432        365       364        360       343        354
                                         ----------------------------   ---------------------------------------   --------
Total noninterest expense                $52,374   $55,857    $58,804    $50,134   $52,189    $55,483   $55,637    $55,838
                                         ============================   =======================================   ========